The Apex Mid Cap Growth Fund
                              C/O Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                             Telephone  (877) 593-8637

                                  ANNUAL REPORT
                                  July 31, 2001


September 24, 2001

Enclosed is the Annual Report of the Apex Mid Cap Growth Fund for the year ending July 31, 2001.







Suresh L. Bhirud
Chairman of the Board

                          The Apex Mid Cap Growth Fund
              Schedule of Investments report Date July 31st , 2001
            CO.  NAME                  Shares     % MV    Market
                                                           Value

            KIMROSS GOLD CORP *          3000              2,310
            HECLA MINING *              20000             19,800
            GLAMIS GOLD *                1000              2,870
TOTAL       GOLD/SILVER MINING                     5.99   24,980

            CYTOGEN *                    3000             12,270
            IMMUNEX *                    1000             15,420
            IMMUNE RESPONSE *            8000             18,400
            LCA VISION *                 3000              6,570
            KERAVISION *                 5000                 75
            ABIOMED *                     500              9,500
TOTAL       DRUG INDUSTRY                         14.91   62,235

            PALM *                       2000             10,740
            METRICOM *                    100                182
            EMACHINES *                  1000                279
TOTAL       COMPUTER & PERIP.                      2.68   11,201

            E TRADE GROUP *              2000             12,960
            VA LINUX SYSTEMS *            500              1,105
            ORACLE CORP. *                500              9,040
            ESPS INC *                   2000              1,800
            CITYVIEW CORP *             10000              1,500
            RED HAT *                    1000              3,960
            SOFTNET SYSTEMS *             500                850
            BEYOND.COM CORP *             599              1,051
            DIGITAL RIVER INC *          1700              8,517
TOTAL       COMPUTER SOFTW & SVC                   9.77   40,783

            ELECTRIC FUEL CO *           1800              4,500
            SUPERCONDUCTOR               1000              4,330
            TECHNOLOGIES *
TOTAL       ELECTRICAL EQUIPT.                     2.12    8,830

            PARADYNE NETWORKS *          1000              2,480
            UNIVIEW TECHNOLOGIES *      20000              5,800
            ADAPTIVE BROADBAND *         1300                 72
TOTAL       ELECTRONICS                            2.00    8,352

            ATMEL CORP. *                 500              5,005
            TERAYON COMMUNICATIONS       1000              6,520
            *
TOTAL       SEMICONDUCTOR                          2.76   11,525

            AUTOWEB.COM *                4000              1,080
            AUTOBYTEL.COM *              2000              1,680
TOTAL       AUTO & TRUCK                           0.66    2,760

            USURF AMERICA INC *          4000              1,280
            KOREA THRUNET CO LTD *       1300              2,730
            PREMIERE TECHNOLOGIES *      7400             25,530
            INTERNET GOLD-GOLDEN         1000                660
            LINES *
            HIGH SPEED ACCESS *          1000              1,000
            APPLIED DIGITAL              3000                930
            SOLUTIONS *
TOTAL       TELECOM. SERVICES                      7.70   32,130

            DSP GROUP *                   500             12,100
            SONUS NETWORKS *              500             10,970
            TELULAR CORPORATION *        4000             33,360
            CONDUCTUS *                   500              2,205
            ACCELERATED NETWORK *        2000                580
TOTAL       TELECOM. EQUIPMENT                    14.19   59,215

            CYBERIAN OUTPOST INC *       5000              2,300
TOTAL       RETAIL STORE                           0.55    2,300


   See accompanying Notes to Financial Statements                PAGE: 2


            CO.  NAME                  Shares     % MV    Market
                                                           Value

            PRICELINE.COM *              2000             17,740
            GSV INC *                     200                 50
            EGGHEAD.COM *                4260              1,363
TOTAL       RETAIL SPECIALTY                       4.59   19,153

            MORTGAGE.COM *               4000                 20
            INTERACTIVE DATA             4000             46,520
            CORPORATIO *
TOTAL       FINANCIAL SERVICES                    11.15   46,540

            TRACK DATA CORPORATION      14000             25,200
            *
            WIT CAPITAL GROUP *          2000              3,840
            KNIGHT/TRIMARK GROUP *        500              5,440
TOTAL       SECURITIES BROKERAGE                   8.26   34,480
            COMP.

            RAINMAKER SYSTEMS INC *      1000                640
TOTAL       INDUSTRIAL SERVICES                    0.15      640

            DRKOOP.COM INC *             2000                254
TOTAL       HEALTHCARE INFO SYS                    0.06      254

            DIAMOND HITTS                9000                 27
            PRODUCTION IN *
TOTAL       ENTERTAINMENT                          0.01       27

            CAREMATRIX *                  278                 33
TOTAL       MEDICAL SERVICES                       0.01       33

            TRIMEDYNE INC *             15000             15,150
            IMATRON INC *               20000             32,400
TOTAL       MEDICAL SUPPLIES                      11.39   47,550

            EDULINK INC *               40000                920
TOTAL       DIVERSIFIED CO                         0.22      920

            CHINA.COM CORP CLASS A       2000              5,360
            *
            J2 GLOBAL                     199                796
            COMMUNICATIONS *
            JUNO ONLINE SERVICES *       5000              5,000
            LOOKSMART LTD *              1000                660
            NETZERO INC. *               5000              3,000
            PACIFIC INTERNET *           2000              5,600
TOTAL       INTERNET INDUSTRY                      4.89   20,416

            TIVO *                       1000              6,630
TOTAL       CABLE TV                               1.59    6,630

            NET BANK *                   2000             19,700
TOTAL       BANK                                   4.72   19,700

            TOTAL COMMON STOCKS                  110.37  460,653
-           -                        -         -         -
            TOTAL INVESTMENTS                   110.37   460,653
            OTHER ASSETS (LESS                  -10.37  (43,282)
            LIABILITIES)
-           -                        -         -         -
            NET ASSETS                          100.00   417,371
                NET ASSETS VALUE PER                        1.31
                               SHARE
            OFFERING PRICE PER                              1.39
            SHARE
-           -                        -         -         -
            * Non - income producing securities
         See accompanying Notes to Financial Statements         PAGE: 3

                          THE APEX MID CAP GROWTH FUND
     STATEMENT OF ASSETS AND LIABILITIES FOR THE YEAR ENDED JULY 31st , 2001
                                    (AUDITED)

ASSETS
Investment Securities at Value                   $460,653
  (Identified cost -  $2,524,460) (Note 1)


  Total Assets                                              $460,653

LIABILITIES
  Payables:
    Cash - Overdraft                            $  11,385
    Broker  Commission                              2,632
    Accrued expenses                               29,265
  Total Liabilities                                       ($ 43,282)

    NET ASSETS (Equivalent to $1.31 per share               $417,371
        based on 318,599  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $3,329,257
  Distribution in excess of accumulated Net     (848,079)
Realized gain (loss)
  Accumulated Net Investment Income                 --

  Net Unrealized Appreciation (Depreciation)  (2,063,807)
   of Investments

  Total Net Assets                               $417,371

       STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31, 2001


INVESTMENT INCOME
  Dividends                                                   $1,897
  Interest                                                       575
EXPENSES
  Audit                                            $4,000
  Fund Accounting                                  11,600
  Transfer Agent (Note 6)                           5,115
  Legal                                             9,730
  Shareholder Report                                  750
  Directors                                        12,000
  Registration                                      1,400
  Insurance                                         1,142
  Fund Administration (Note 4)                      1,512
  Custodian                                         6,670
  Investment Advisor (Note 4)                       7,562
  12b-1 Fees                                        1,898
 Total Expenses                                             (63,379)
  Expense Reimbursement/ waived by Advisor                    9,074
(Note 4)
  Expense net of Reimbursement/ waiver                      (54,305)
NET INVESTMENT GAIN (LOSS)                                  (51,833)
       REALIZED AND UNREALIZED GAIN (LOSS) ON
                                  INVESTMENTS
  Net Realized Gain (Loss) on Investments                  (442,745)
  Change in Unrealized Appreciation                        (392,316)
(Depreciation) of Investments
       NET REALIZED/UNREALIZED GAIN (LOSS) ON              (835,061)
                                  INVESTMENTS

NET INCREASE (DECREASE) IN NET ASSETS                      (886,894)
RESULTING FROM OPERATION


            See accompanying Notes to Financial Statements    PAGE: 4

                          THE APEX MID CAP GROWTH FUND
     STATEMENT OF CHANGES IN NET ASSETS  FOR THE YEAR ENDED JULY 31st , 2001
                                    (AUDITED)

                                          For the Year  For the Year
                                                 Ended         Ended
                                         July 31, 2001 July 31, 2000
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (51,833)   $  (49,498)
  Net Realized Gain / (loss) on              (442,745)      206,213
investment  Securities Sold
  Net unrealized                             (392,316)
appreciation/(depreciation) of                             (987,554)
Investments
  Net Increase (Decrease) in Net          $  (886,894)  $  (830,839)
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                (156,711)     (571,317)
  Capital Gains                                  0             0
  Total Distributions                        (156,711)     (571,317)

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                 435,094       133,932
  Shares issued in lieu of Cash               155,339
Distributions                                               569,302
  Cost of shares Redeemed                    (508,414)     (448,918)
  Increase (Decrease) in Net Assets            82,019       254,316
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET ASSETS    (961,586)   (1,147,840)

  NET ASSETS BEGINNING OF PERIOD            1,378,957     2,526,797
  NET ASSETS END OF PERIOD                  $ 417,371    $1,378,957

  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

                                  For     For     For    For     For
                                  the     the     the    the     the
                                 Year    Year    Year   Year    Year
                                Ended   Ended   Ended  Ended   Ended
                                 July    July    July   July    July
                                  31,     31,     31,    31,     31,
                                 2001    2000    1999   1998    1997

NET ASSET VALUE, BEGINNING OF   $4.45   $9.30   $7.53  $6.93   $7.18
PERIOD
Income/(Loss) from Investment
Operations:
  Net Investment               (0.15)  (0.14)  (0.06) (0.36)  (0.33)
Income/(Loss)
  Net Gain/(Loss) on           (2.48)  (2.28)    2.23   1.58    0.44
Securities (Both Realized and
Unrealized)
  Total from Investment        (2.63)  (2.42)    2.17   1.22    0.11
Operations
Distributions:
  Dividend Distributions Paid  (0.51)  (2.43)  (0.21) (0.62)  (0.36)
  Distributions from Capital     0.00    0.00  (0.19)    0       0
Gains
  Total Distributions          (0.51)  (2.43)  (0.40) (0.62)  (0.36)

NET ASSET VALUE, END OF        $ 1.31  $ 4.45  $ 9.30 $ 7.53  $ 6.93
PERIOD
Total Return (Not Reflecting  (62.36)% (37.21)% 31.36%  8.66% (3.48)%
Sales Load)
Ratios/Supplemental Data:
  Net Assets, End of Period     $ 417  $1,379  $2,527 $1,703  $1,693
(in thousands)
  Ratios to Average Net
Assets:
  Expenses                      7.04%   2.68%   2.26%  5.26%   5.25%
  Net Investment Income/(Loss)(6.72)% (2.37)%  (0.66)&(2.54)% (4.73)%

  Effect of
    Reimbursements/Waivers
    On Above Ratios             1.20%   1.19%   1.19%  1.19%   1.21%

    Portfolio Turnover Rate   158.17% 355.90%  405.39% 205.06%  275.55%


  * Based on weighted average shares outstanding        ** Not annualized
       See accompanying Notes to Financial Statements    PAGE: 5


THE APEX MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED  JULY  31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the year ended July 31, 2001 were as follows:

                                         Shares        Amount
  Beginning Balance                     309,768   $ 3,299,071
  Shares Sold                           198,330       435,094
  Shares Issued in  Reinvestment of      84,423       155,339
  Dividends
  Shares Redeemed                     (273,922)     ( 508,414)

  Net Increase (Decrease)                 8,831        82,019
  Ending Balance                        318,599    $3,381,090

                                                           Page : 6

3.   INVESTMENTS
     Purchases and sales of securities for the year ended July 31st, 2001 other than short-term securities, aggregated $1,300,628 and $1,357,534, respectively. The cost of securities is substantially the same for Federal income tax purposes.
     For Federal income tax purposes:

        Aggregate Cost               $2,524,460
             Gross Unrealized            12,491
        Appreciation
             Gross Unrealized        (2,076,298)
        Depreciation
             Net Unrealized         ($2,063,807)
        Depreciation


4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31, 2001 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 7,562. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31, 2001 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $1,512.
     From December 1, 1996, the FirStar Bank, N.A. has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 2001, the Fund has incurred distribution costs of $1,898 payable to Bhirud Associates, Inc.
                                                               Page: 7

7.   TRANSACTIONS WITH AFFILIATES
     During the year ended July 31st, 2001 the Fund paid $980 brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(51,833) as of July 31, 2001, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

                                                               Page:8

Van Buren & Hauke, LLC
Certified Public Accounts
63 Wall Street, Suite 2501, New York, NY 10005

              Report of Indedependent Certified Public Accountants'

Shareholders and Board of Directors
Bhirud Funds Inc.


     We have audited the accompanying statements of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 2001, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 2001, the results of its operations and changes in net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


September 24, 2001                            s/d: Van Buren & Hauke

                                                              Page: 9

                          THE APEX MID CAP GROWTH FUND
                              c/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637
BOARD OF DIRECTORS

   Suresh L. Bhirud* Chairman of the Board; President of
Bhirud Associates, Inc.
   Alexander N. Crowder, III   Management Consultant
   Harish L. Bhirud*           Bhirud Funds Inc..
   M. John Sterba, Jr.         Chairman of Investment Management Advisors, Inc.
   Tim Fenton                  Partner, Fenton & Zelenetz, Inc.
 * "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*           Chairman of the Board & Treasurer
   Harish L. Bhirud*           Vice-President

Investment Advisor & DistributorBhirud Associates, Inc.

Administrator                  Bhirud Associates, Inc.
Custodian                      FirStar Bank, N.A.
Legal Counsel                  Sherman & Sterling
Independent Auditors           Van Buren & Hauke, LLC

                          The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $2,618 (as of July 31,2001). The line graph shows how this compares to the broad based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.


      [Graph]


The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.


                                                           Page: 10